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                                  EXHIBIT 99.1



                                                       FOR IMMEDIATE RELEASE
                                                    Contact: Investor Relations
                                                       Tel.      714-645-2111

               Lancer Orthodontics Announces Death of its Chairman

SAN MARCOS, California - May 9, 1997 - LANCER ORTHODONTICS, INC. (NASDAQ: LANZ) has announced that its chairman, Joseph H. Irani, has died from natural causes. The Company's management team will remain in tact.

Mr. Zackary S. Irani, a current board member, was elected as the new Chairman of the Board of Directors. Ms. Janet Moore, also a standing board member, has been appointed as the secretary.

Lancer Orthodontics develops, manufactures and markets advanced orthodontic products world wide.




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